Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2014
Discontinued Operations And Disposal Groups [Abstract]
Schedule of Earnings Discontinued Operations

Earnings of discontinued operations is as follows (in thousands):

	Year Ended December 31,
	2014	2013	2012
Earnings before income taxes	$—	$602	$487
Gain on sale of discontinued operations	—	1,946	-
(Provision) benefit for income taxes	—	(710)	275
Discontinued operations, net of income taxes	$—	$1,838	$762